BRITISH COLUMBIA

Number: C0745883

CERTIFICATE

OF

CONTINUATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that TRANS-ORIENT PETROLEUM LTD., which was duly registered as an extraprovincial company under the laws of British Columbia with certificate number A0046686, has continued into British Columbia from the Jurisdiction of YUKON, under the Business Corporations Act, with the name TRANS-ORIENT PETROLEUM LTD. on January 16, 2006 at 01:43 PM Pacific Time.

Issued under my hand at Victoria, British Columbia
On January 16, 2006

RON TOWNSHEND
Registrar of Companies
Province of British Columbia
Canada

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Continuation Application

FORM 16
BUSINESS CORPORATIONS ACT
Section 302

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

RON TOWNSHEND
January 16, 2006

FILING DETAILS:	*Continuation Application for:* **TRANS-ORIENT PETROLEUM LTD.**
	Incorporation Number: **C0745883**
Filed Date and Time:	**January 16, 2006 01:43 PM Pacific Time**
Recognition Date and Time:	**Continued into British Columbia January 16, 2006 01:43 PM Pacific Time**

CONTINUATION APPLICATION

Name Reservation Number:
NR7251950

Name Reserved:
TRANS-ORIENT PETROLEUM LTD.

PREVIOUS FOREIGN JURISDICTION INFORMATION

Identifying Number in Foreign Jurisdiction:
26122

Name in Foreign Jurisdiction:
TRANS-ORIENT PETROLEUM LTD.

Date of Incorporation, Continuation, or Amalgamation in Foreign Jurisdiction:
September 26, 1997

Foreign Jurisdiction:
YUKON

EXTRAPROVINCIAL REGISTRATION INFORMATION

Previous Registration Number in BC:

A0046686

Extraprovincial Company's Name in BC:

TRANS-ORIENT PETROLEUM LTD.

Authorization for Continuation

The authorization for the continuation into BC from the foreign corporations jurisdiction was filed.

NOTICE OF ARTICLES

Name of Company:

TRANS-ORIENT PETROLEUM LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Lynes, Douglas

Mailing Address:
4612 - 54A STREET
DELTA BC V4K 2Z8
CANADA

Delivery Address:
4612 - 54A STREET
DELTA BC V4K 2Z8
CANADA

Last Name, First Name, Middle Name:
MacNeil, Barry

Mailing Address:
13181 - 28TH AVENUE
SURREY BC V4P 1K1
CANADA

Delivery Address:
13181 - 28TH AVENUE
SURREY BC V4P 1K1
CANADA
